Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.          .com

Follow the on-screen instructions

available 24 hours

VOTE BY PHONE

Call [ ]

Follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this

Proxy Card and return

in the postage-paid envelope

VOTE IN PERSON

Attend Shareholder Meeting

3333 Piedmont Road, Suite 1500,

Atlanta, GA 30305

[ ], 2017

Please detach at perforation before mailing.

PROXY          PROXY SOLICITED BY THE BOARD OF           PROXY

TRUSTEES OF RIDGEWORTH FUNDS

FOR MEETINGS OF SHAREHOLDERS TO BE HELD ON ________, 2017

The signer of this proxy card hereby appoints ______________________, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated [on the reverse side of this Proxy Card], at the Meetings of Shareholders of each series of RidgeWorth Funds (the “Trust”) to be held [ ____________, 2017] at 3:00 p.m. Eastern Time, at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305, and at any adjournments thereof, all of the shares of each series of the Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETINGS. THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR”

EACH OF THE PROPOSALS LISTED [ON THE REVERSE SIDE OF THIS PROXY CARD].

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND(S). THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www. .com
VOTE VIA THE TELEPHONE: [ ]

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
Signature

Signature of joint owner, if any

, 2017
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be held on [ ], 2017

The Proxy Statement and Proxy Card for these meetings are available free of charge at:

[ ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

WHEN THIS PROXY CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSAL(S) SET FORTH BELOW.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” EACH PROPOSAL LISTED BELOW.

TO VOTE, PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. PLEASE DO NOT USE FINE POINT PEN.

Example:■

Proposal: To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among RidgeWorth Funds, on behalf of the Acquired Funds, Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, RidgeWorth Capital Management LLC and Virtus Investment Partners, Inc.

		FOR	AGAINST	ABSTAIN
1.	Approval of the Agreement providing for the reorganization of RidgeWorth Ceredex Large Cap Value Equity Fund (“Acquired Fund”) into Virtus Ceredex Large-Cap Value Equity Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Ceredex Large Cap Value Equity Fund will vote on Proposal 1.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approval of the Agreement providing for the reorganization of RidgeWorth Ceredex Mid Cap Value Equity Fund (“Acquired Fund”) into Virtus Ceredex Mid-Cap Value Equity Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Ceredex Mid Cap Value Equity Fund will vote on Proposal 2.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approval of the Agreement providing for the reorganization of RidgeWorth Ceredex Small Cap Value Equity Fund (“Acquired Fund”) into Virtus Ceredex Small-Cap Value Equity Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Ceredex Small Cap Value Equity Fund will vote on Proposal 3.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Approval of the Agreement providing for the reorganization of RidgeWorth Silvant Large Cap Growth Stock Fund (“Acquired Fund”) into Virtus Silvant Large-Cap Growth Stock Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Silvant Large Cap Growth Stock Fund will vote on Proposal 4.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	Approval of the Agreement providing for the reorganization of RidgeWorth Silvant Small Cap Growth Stock Fund (“Acquired Fund”) into Virtus Silvant Small-Cap Growth Stock Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Silvant Small Cap Growth Stock Fund will vote on Proposal 5.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
6.	Approval of the Agreement providing for the reorganization of RidgeWorth Innovative Growth Stock Fund (“Acquired Fund”) into Virtus Zevenbergen Innovative Growth Stock Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Innovative Growth Stock Fund will vote on Proposal 6.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
7.	Approval of the Agreement providing for the reorganization of RidgeWorth International Equity Fund (“Acquired Fund”) into Virtus WCM International Equity Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth International Equity Fund will vote on Proposal 7.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
8.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Core Bond Fund (“Acquired Fund”) into Virtus Seix Core Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Core Bond Fund will vote on Proposal 8.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
9.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Corporate Bond Fund (“Acquired Fund”) into Virtus Seix Corporate Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Corporate Bond Fund will vote on Proposal 9.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
10.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Total Return Bond Fund (“Acquired Fund”) into Virtus Seix Total Return Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Total Return Bond Fund will vote on Proposal 10.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
11.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix U.S. Mortgage Fund (“Acquired Fund”) into Virtus Seix U.S. Mortgage Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix U.S. Mortgage Fund will vote on Proposal 11.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
12.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Limited Duration Fund (“Acquired Fund”) into Virtus Seix Limited Duration Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Limited Duration Fund will vote on Proposal 12.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
13.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Short-Term Bond Fund (“Acquired Fund”) into Virtus Seix Short-Term Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Short-Term Bond Fund will vote on Proposal 13.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
14.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund (“Acquired Fund”) into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund will vote on Proposal 14.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
15.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Ultra-Short Bond Fund (“Acquired Fund”) into Virtus Seix Ultra-Short Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Ultra-Short Bond Fund will vote on Proposal 15.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
16.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Floating Rate High Income Fund (“Acquired Fund”) into Virtus Seix Floating Rate High Income Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Floating Rate High Income Fund will vote on Proposal 16.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
17.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix High Income Fund (“Acquired Fund”) into Virtus Seix High Income Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix High Income Fund will vote on Proposal 17.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
18.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix High Yield Fund (“Acquired Fund”) into Virtus Seix High Yield Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix High Yield Fund will vote on Proposal 18.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
19.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Georgia Tax-Exempt Bond Fund (“Acquired Fund”) into Virtus Seix Georgia Tax-Exempt Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Georgia Tax-Exempt Bond Fund will vote on Proposal 19.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
20.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix High Grade Municipal Bond Fund (“Acquired Fund”) into Virtus Seix High Grade Municipal Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix High Grade Municipal Bond Fund will vote on Proposal 20.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
21.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund (“Acquired Fund”) into Virtus Seix Investment Grade Tax- Exempt Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund will vote on Proposal 21.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
22.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix North Carolina Tax-Exempt Bond Fund (“Acquired Fund”) into Virtus Seix North Carolina Tax-Exempt Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix North Carolina Tax-Exempt Bond Fund will vote on Proposal 22.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
23.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Short-Term Municipal Bond Fund (“Acquired Fund”) into Virtus Seix Short-Term Municipal Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Short- Term Municipal Bond Fund will vote on Proposal 23.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
24.	Approval of the Agreement providing for the reorganization of RidgeWorth Seix Virginia Intermediate Municipal Bond Fund (“Acquired Fund”) into Virtus Seix Virginia Intermediate Municipal Bond Fund (“Acquiring Fund”). (Only shareholders of RidgeWorth Seix Virginia Intermediate Municipal Bond Fund will vote on Proposal 24.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
25.	Approval of the Agreement providing for the reorganization of RidgeWorth Conservative Allocation Strategy (“Acquired Fund”) into Virtus Conservative Allocation Strategy (“Acquiring Fund”). (Only shareholders of RidgeWorth Conservative Allocation Strategy will vote on Proposal 25.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
26.	Approval of the Agreement providing for the reorganization of RidgeWorth Growth Allocation Strategy (“Acquired Fund”) into Virtus Growth Allocation Strategy(“Acquiring Fund”). (Only shareholders of RidgeWorth Growth Allocation Strategy will vote on Proposal 26.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
27.	Approval of the Agreement providing for the reorganization of RidgeWorth Moderate Allocation Strategy (“Acquired Fund”) into Virtus Growth Allocation Strategy (“Acquiring Fund”). (Only shareholders of RidgeWorth Moderate Allocation Strategy will vote on Proposal 27.)	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.